                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the

                        SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of earliest event reported)
                       August 18, 1997 (January 2, 1997)
                       ---------------------------------


                      NATIONWIDE HEALTH PROPERTIES, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)



   Maryland                          1-9028                   95-3997619
------------------                -----------               --------------
(State or other                   (Commission               (IRS employer
jurisdiction of                   file number)              identification
incorporation)                                              number)



      610 Newport Center Drive, Suite 1150, Newport Beach, CA 92660-6429
      ------------------------------------------------------------------
                   (Address of principal executive offices)


              Registrant's telephone number, including area code:
                                (714) 718-4400
                                --------------


                                Not  Applicable
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS.
------    ------------

     During the period from January 1, 1997 through August 4, 1997, Nationwide Health Properties, Inc. (the "Company") acquired from unrelated parties, 17 assisted living facilities ("ALF"), 8 long-term health care facilities ("SNF") and one clinic ("CLN") in 20 separate transactions at an aggregate purchase price of approximately $94,969,000. The facilities were, concurrently with their acquisition, leased on a triple net basis to six different operators under terms generally similar to the Company's existing leases. Each transaction was funded by bank borrowings on the Company's revolving bank line of credit and by cash on hand. The Company periodically uses funds raised through the issuance of medium-term notes to repay indebtedness under its revolving bank line of credit.

                                                                                            Acquis-
                                                                Facility                     ition      Purchase
           Facility Name                   City        State      Type       Beds   Units    Date        Price
-----------------------------------------------------------------------------------------------------------------
Holley Court Terrace                  Oak Park          IL       ALF                  178    1/2/97   $11,000,000
Trinity Towers                        Corpus Christi    TX       ALF                  254    1/2/97    16,000,000
Liberty Village                       Muncie            IN       SNF           64            1/7/97     2,100,000
Oak Leaf Village                      Ligonier          IN       SNF           61            1/7/97     1,700,000
Countryside Health Care               Muncie            IN       SNF           39           1/10/97       975,000
Sterling House of Mansfield           Mansfield         TX       ALF                   37   1/14/97     1,779,000
Sterling House of Richland Hills      Richland Hills    TX       ALF                   37   1/14/97     1,795,000
Sterling House of Oklahoma City       Oklahoma City     OK       ALF                   37   1/14/97     1,681,000
Sterling House of Broken Arrow        Broken Arrow      OK       ALF                   37   1/14/97     1,597,000
Sterling House of Salina II           Salina            KS       ALF                   42   3/19/97     2,100,000
Sterling House of Jacksonville        Jacksonville      FL       ALF                   42   4/10/97     2,715,000
Sterling House of Tavares             Tavares           FL       ALF                   42   4/28/97     2,600,000
Sterling House of Weatherford         Weatherford       TX       ALF                   37    5/6/97     1,725,000
Sterling House of Lewisville          Lewisville        TX       ALF                   42   5/21/97     2,135,000
Sterling House of Newark              Newark            OH       ALF                   42   6/28/97     2,250,000
Andover Health Center                 Andover           KS       SNF          153            7/1/97     9,300,000
Sterling House of Brighton            Brighton          CO       ALF                   42   7/11/97     2,350,000
Sterling House of Fairfield           Fairfield         OH       ALF                   42   7/22/97     2,171,500
Cleburne Center for Healthcare        Heflin            AL       CLN(1)                     7/28/97     3,860,784
Sterling House of Greenville          Greenville        OH       ALF                   42   7/29/97     2,510,000
Harborside HC Amesbury Rehab          Amesbury          MA       SNF          120            8/1/97     4,432,410
Harborside Danvers Rehab              Danvers           MA       SNF          101            8/1/97     3,167,410
Harborside Cedar Glen NH              Danvers           MA       SNF          100            8/1/97     3,507,410
Harborside HC Northshore NC           Saugus            MA       SNF           80            8/1/97     5,592,410
Sterling House of Punta Gorda         Punta Gorda       FL       ALF                   42    8/4/97     2,885,000
Sterling House of Gainesville         Gainesville       FL       ALF                   50    8/4/97     3,040,000
                                                                       ------------------------------------------
                                                                              718   1,045             $94,968,923
                                                                       ------------------------------------------

     _______________________
     (1) Approximately 17,500 square feet.

     The Company believes these acquisitions are consistent with the Company's historical business strategy of acquiring and concurrently net leasing health care facilities to qualified operators. In assessing the facilities, the Company considered the type, location, age, design and physical condition of the facilities acquired, as well as historical, if applicable, and projected operating results of the health care operations conducted at the facilities. Additionally, the Company considers the operating ability, financial condition and reputation of the operator to which the acquired facilities are to be leased. The Company, after reasonable inquiry, is not aware of any material factors that would cause the financial information reported not to be necessarily indicative of future operating results. The Company intends to continue the current use of each property.

     Although no single acquisition is considered a "significant acquisition" pursuant to the rules governing the reporting of transactions on Form 8-K, under Rule 3-14 of Regulation S-X, these acquisitions in the aggregate, may be considered to be material in nature. Certain audited pro forma financial information concerning these properties is provided in Item 7 of this Current Report on Form 8-K.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS
------    ---------------------------------


     Financial information for the health care operations of the acquired facilities is not presented because the related operating information for such facilities, after exclusion of items not comparable to the proposed net leased real estate operations by the Company pursuant to Rule 3-14 of Regulation S-X, would not be meaningful. Alternatively, the Company has presented audited pro forma operating information for each of the acquired properties as if the acquired properties had been owned and net leased by the Company since January 1, 1996.

     (a)(3) -Audited pro forma statements of income for the acquired facilities for the year ended December 31, 1996.

     (b)(1) -Unaudited pro forma balance sheet as of June 30, 1997 for the Company after giving effect to the acquisition of the facilities.

            -Pro forma statement of operations for the Company after giving effect to the acquisition of the facilities for the six-month period ended June 30, 1997.

            -Pro forma statement of operations for the Company after giving effect to the acquisition of the facilities for the year ended December 31, 1996.

     (c)    Consent of Arthur Andersen LLP.

                 REPORT OF THE INDEPENDENT PUBLIC ACCOUNTANTS


TO THE STOCKHOLDERS AND DIRECTORS, NATIONWIDE HEALTH PROPERTIES, INC:

We have examined the pro forma adjustments reflecting the transactions described in Note 1 and the application of those adjustments to the assembly of the accompanying pro forma statements of income of the properties acquired by Nationwide Health Properties, Inc. during the period January 1, 1997 to August 4, 1997 as indicated in Item 5 of this Form 8-K (collectively "the Acquired Properties") for the year ended December 31, 1996. The historical statements of income are omitted since substantially all historical amounts are not relevant on a pro forma basis and in some cases, the facilities were opened in 1997. The pro forma adjustments are based upon management's assumptions described in Note
2. Our examination was made in accordance with standards established by the American Institute of Certified Public Accountants and, accordingly, included such procedures as we considered necessary in the circumstances.

The objective of this pro forma financial information is to show what the significant effects on the historical financial information might have been had the transactions occurred at an earlier date. However, the pro forma statements of income are not necessarily indicative of the results of operations that would have been attained had the above-mentioned transactions actually occurred earlier.

In our opinion, management's assumptions provide a reasonable basis for presenting the significant effects directly attributable to the above-mentioned transactions described in Note 1, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma statements of income for the year ended December 31, 1996 reflect the proper application of those adjustments to the historical statement of income amounts.



Arthur Andersen LLP
Orange County, California
August 15, 1997

                        Pro Forma Statements of Income
                     For the Year Ended December 31, 1996


                                                                                                                     Sterling
                                                                                      Sterling        Sterling        House
                      Holly                                 Oak                        House           House            of
                      Court      Trinity      Liberty       Leaf       Countryside       of             of           Oklahoma
                     Terrace     Towers       Village      Village     Healthcare     Mansfield    Richland Hills      City
                   ------------------------------------------------------------------------------------------------------------
Revenues:

  Minimum Rent      $1,036,794   $1,508,097   $ 298,000    $ 240,000    $ 128,000     $ 171,727     $  173,271        $ 162,227

                   ------------------------------------------------------------------------------------------------------------
                     1,036,794    1,508,097     298,000      240,000      128,000       171,727        173,271          162,227

Expenses:

  Depreciation         261,837      372,692      32,580       55,602       29,581        39,303         39,755           38,279

  Interest             774,473    1,131,009     148,462      120,406       69,670       125,656        126,781          119,294
                   ------------------------------------------------------------------------------------------------------------
                     1,036,310    1,503,701     181,042      176,008       99,251       164,959        166,536          157,573

                   ------------------------------------------------------------------------------------------------------------
Net Income          $      484   $    4,396   $ 116,958    $  63,992    $  28,749     $   6,768     $    6,735        $   4,654
                   ============================================================================================================

                        See accompanying notes.

                        Pro Forma Statements of Income
                     For the Year Ended December 31, 1996

                    Sterling
                     House    Sterling     Sterling    Sterling   Sterling     Sterling  Sterling
                      of       House        House       House      House        House     House     Andover
                     Broken     of           of          of         of           of        of       Health
                     Arrow    Salina II  Jacksonville  Tavares   Weatherford  Lewisville  Newark    Center
                    ---------------------------------------------------------------------------------------
Revenues:

  Minimum Rent      $154,158  $204,792     $270,604    $263,380    $174,777    $214,012  $220,478  $906,750
                    ---------------------------------------------------------------------------------------
                     154,158   204,792      270,604     263,380     174,777     214,012   220,478   906,750

Expenses:

  Depreciation        36,106    47,880       59,177      61,410      39,644      46,970    50,999   257,743

  Interest           113,427   147,896      191,098     182,660     121,016     149,546   158,367   651,309
                    ---------------------------------------------------------------------------------------
                     149,533   195,776      250,275     244,070     160,660     196,516   209,366   909,052
                    ---------------------------------------------------------------------------------------
Net Income          $  4,625  $  9,016     $ 20,329    $ 19,310    $ 14,117    $ 17,496  $ 11,112  $ (2,302)
                    =======================================================================================

                            See Accompanying Notes.

                        Pro Forma Statements of Income
                     For the Year Ended December 31, 1996


                                                                                                                          Sterling
                Sterling     Sterling     Cleburne       Sterling                                           Harborside     House
                 House         House       Center         House     Harborside HC   Harborside Harborside       HC           of
                  of            of          for             of        Amesbury       Danvers     Cedar      Northshore     Punta
                Brighton     Fairfield   Healthcare    Greenville      Rehab          Rehab     Glen NH         NC         Gorda
               ---------------------------------------------------------------------------------------------------------------------
Revenues:

 Minimum Rent   $227,880     $208,095     $391,483       $239,906    $ 418,508      $ 299,067    $ 331,170    $ 528,035   $ 273,873
               ---------------------------------------------------------------------------------------------------------------------
                 227,880      208,095      391,483        239,906      418,508        299,067      331,170      528,035     273,873

Expenses:

 Depreciation     53,875       47,913       90,695         57,750      140,733         95,856      106,504      174,728      67,250

 Interest        165,362      152,881      270,996        176,549      311,215        222,395      246,268      392,663     202,769
               ---------------------------------------------------------------------------------------------------------------------
                 219,237      200,794      361,691        234,299      451,948        318,251      352,772      567,391     270,019
               ---------------------------------------------------------------------------------------------------------------------
Net income      $  8,643     $  7,301     $ 29,792       $  5,607    $ (33,440)     $ (19,184)   $ (21,602)   $ (39,356)  $   3,854
               =====================================================================================================================


                                        See Accompanying Notes.

                        Pro Forma Statements of Income
                     For the Year Ended December 31, 1996



                   Sterling
                    House
                     of
                  Gainesville
                 -------------
Revenues:

  Minimum Rent   $  288,587

                 -------------
                    288,587

Expenses:

  Depreciation       67,475

  Interest          213,607

                 -------------
                    281,082

                 -------------
Net Income       $    7,505
                 =============


                            See accompanying notes

FOOTNOTES TO PRO FORMA STATEMENTS OF INCOME


NOTE 1: Nationwide Health Properties, Inc. (the "Company") acquired 17 assisted living facilities, 8 long-term health care facilities and one clinic in 20 separate transactions at an aggregate purchase price of approximately $94,969,000. The facilities were leased to six different operators under terms generally similar to the Company's existing leases. The facilities are leased under "net" leases which are accounted for as operating leases. The leases have initial terms of 9 to 14 years. The Company earns fixed monthly minimum rent and may earn periodic additional rents. The additional payments are generally computed based upon increases in the Consumer Price Index or as a percentage of facility net patient revenues in excess of base amounts. Additional rents generally commence in the second year of the leases. Under terms of the leases, the lessees are responsible for all maintenance, repairs, taxes and insurance on the leased properties.

The pro forma statements of income reflect the acquisitions of the properties as if they had been owned since January 1, 1996.

NOTE 2: Pro forma minimum rents are based upon the monthly minimum rents specified in the leases. No additional rent amounts are assumed for purposes of the pro forma statements of income based upon the terms of the lease.

Pro forma depreciation is based upon the purchase prices of the facilities being allocated to building and depreciated over 30 to 40 year lives.

Pro forma interest expense is based upon allocating the Company's weighted average borrowing on the Company's 1997 medium term note issuances and its June 30, 1997 cost on its unsecured revolving line of credit applied against the aggregate purchase prices. Such weighted average rate was 6.99%. The Company's unsecured line of credit matures on May 31, 2000. The Company anticipates repaying such line of credit borrowings at some time in the future prior to its current maturity with proceeds from public offerings or private placements of long-term unsecured debt or equity. Accordingly, the actual interest expense resulting from the acquisitions of the facilities may vary.

No pro forma general and administrative costs are included because: (1) such amounts are expected to be immaterial, and (2) the Company does not expect to add additional staff as a result of the transactions described in Note 1 above.

NOTE 3: The preparation of financial statements requires management to make estimates and assumptions that affect the revenues and expenses during the reporting period. Actual results could differ from those estimates.

                        PRO FORMA FINANCIAL INFORMATION


     The following unaudited Pro Forma Balance Sheet as of June 30, 1996 and unaudited Pro Forma Statements of Operations for the six months ended June 30, 1997 and for the year ended December 31, 1996 have been prepared to reflect the acquisition of 26 facilities during the period from January 1, 1997 through August 4, 1997 (the "Acquired Facilities") and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical financial statements of Nationwide Health Properties, Inc. in the Company's Form 10-Q for the period ended June 30, 1997 and the other financial information in the Company's 1996 Annual Report to Shareholders on Form 10-K, and should be read in conjunction with those financial statements and the notes thereto.

     The Pro Forma Balance Sheet was prepared as if the Acquired Facilities were purchased on June 30, 1997. The Pro Forma Statements of Operations were prepared as if the Acquired Facilities were purchased as of January 1, 1996.

     The combined pro forma financial information is not necessarily indicative of the financial position or results of operations which actually would have occurred if such transactions had been consummated on the dates described, nor does it purport to represent the Company's future financial position or results of operations.

                      NATIONWIDE HEALTH PROPERTIES, INC.
                 UNAUDITED PRO FORMA CONDENSED BALANCE SHEETS
                                 JUNE 30, 1997
                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                    Pro Forma
                                       June 30,                      June 30,
ASSETS                                   1997        Adjustments       1997
                                      ---------     ------------   ----------
Investments in real estate:
   Real estate properties
    Land                              $  83,974     $    3,038     $  87,012
    Buildings and improvements          623,754         39,954       663,708
    Construction in progress             10,631                       10,631
                                      ---------     ----------     ---------

                                        718,359         42,992       761,351
    Less accumulated depreciation       (97,250)                     (97,250)
                                      ---------     ----------     ---------

                                        621,109         42,992       664,101
    Mortgage loans receivable, net      199,487                      199,487
                                      ---------     ----------     ---------

                                        820,596         42,992       863,588
Cash and cash equivalents                10,686           (175)       10,511
Receivables                               4,595                        4,595
Other assets                              8,062                        8,062
                                      ---------     ----------     ---------

                                      $ 843,939     $   42,817     $ 886,756
                                      =========     ==========     =========

LIABILITIES AND STOCKHOLDERS' EQUITY


Bank borrowings                       $  46,300     $   17,817     $  64,117
Senior notes due 2000-2015              275,000         25,000       300,000
Convertible debentures                   64,720                       64,720
Notes and bonds payable                   9,189                        9,189
Accounts payable and accrued
  liabilities                            22,666                       22,666

Stockholders' equity:
   Common stock                           4,181                        4,181
   Capital in excess of par value       462,946                      462,946
   Cumulative net income                329,748                      329,748
   Cumulative dividends                (370,811)                    (370,811)
                                      ---------     ----------     ---------

     Total stockholders' equity         426,064            -         426,064
                                      ---------     ----------     ---------

                                      $ 843,939     $   42,817     $ 886,756
                                      =========     ==========     =========

                            See accompanying notes.

                      NATIONWIDE HEALTH PROPERTIES, INC.
            UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                                      Pro Forma
                                                                   Six Months                        Six Months
                                                                     Ended                              Ended
                                                                June 30, 1997     Adjustments       June 30, 1997
                                                                -------------    -------------     --------------
Revenues:
  Base rent                                                        $ 36,747         $  2,543          $ 39,290
  Interest and other income                                          10,095                             10,095
  Additional rent and additional interest                             6,658                              6,658
                                                                 ---------------------------------------------
                                                                     53,500            2,543            56,043

Expenses:
  Interest and amort. of deferred financing costs                    12,767            1,842            14,609
  Depreciation and non-cash charges                                   9,252              598             9,850
  General and administrative                                          1,812                -             1,812
                                                                 ---------------------------------------------
                                                                     23,831            2,440            26,271
                                                                 ---------------------------------------------
Net income                                                         $ 29,669         $    103          $ 29,772
                                                                 =============================================

Net income per share                                               $   0.71                           $   0.71
                                                                 ==========                           ========

Weighted average shares outstanding                                  41,802                             41,802
                                                                 ==========                           ========

                            See accompanying notes

                      NATIONWIDE HEALTH PROPERTIES, INC.
             UNAUDITED PRO FORMA CONDENSED STATEMENTS OF OPERATIONS

                    (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                                 Pro Forma
                                                     Year                          Year
                                                     Ended                         Ended
                                                  December 31,                  December 31,
                                                  ------------                  ------------
                                                     1996         Adjustments      1996
                                                  ------------------------------------------
Revenues:
  Base rent                                            $66,536         $9,334        $75,870
  Interest and other income                             17,104                        17,104
  Additional rent and additional interest               12,136                        12,136
                                                  ------------------------------------------
                                                        95,776          9,334        105,110

Expenses:
  Interest and amort. of deferred financing costs       20,797          6,686         27,483
  Depreciation and non-cash charges                     16,723          2,372         19,095
  General and administrative                             3,312              -          3,312
                                                  ------------------------------------------
                                                        40,832          9,058         49,890
                                                  ------------------------------------------
Net income                                             $54,944         $  276        $55,220
                                                  ==========================================

Net income per share                                   $  1.36                       $  1.37
                                                  ============                       =======

Weighted average shares outstanding                     40,373                        40,373
                                                  ============                       =======

                            See accompanying notes

FOOTNOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS


NOTE 1: Nationwide Health Properties, Inc. (the "Company") acquired 17 assisted living facilities, 8 long-term health care facilities and one clinic in 20 separate transactions at an aggregate purchase price of approximately $94,969,000. The facilities were leased to six different operators under terms generally similar to the Company's existing leases. The facilities are leased under "net" leases which are accounted for as operating leases. The leases have initial terms of 9 to 14 years. The Company earns fixed monthly minimum rent and may earn periodic additional rents. The additional payments are generally computed based upon increases in the Consumer Price Index or as a percentage of facility net patient revenues in excess of base amounts. Additional rents generally commence in the second year of the leases. Under terms of the leases, the lessees are responsible for all maintenance, repairs, taxes and insurance on the leased properties.

The pro forma statements of operations reflect the acquisitions of the properties as if they had been owned since January 1, 1996, and the pro forma balance sheet reflects the acquisition of the properties as if they had been owned on June 30, 1997.

NOTE 2: The pro forma balance sheet adjustments reflect the allocation between land and building and improvements of the $42,992,000 of acquired properties purchased after June 30, 1997, the increase in bank borrowings and a medium term note issuance used to fund the purchase, and a reduction in cash to reflect payment of miscellaneous closing costs. No adjustment has been made to accumulated depreciation for those properties acquired prior to June 30, 1997.

NOTE 3: The pro forma minimum rent adjustment is based upon the monthly minimum rents specified in the leases. No additional rent amounts are assumed for purposes of the pro forma statements of income based upon the terms of the lease.

The pro forma depreciation adjustment is based upon the purchase prices of the facilities being allocated to building and depreciated over 30 to 40 year lives.

The pro forma interest expense adjustment is based upon allocating the Company's weighted average borrowing on the Company's 1997 medium term note issuances and its June 30, 1997 cost on its unsecured revolving line of credit applied against the aggregate purchase prices. Such weighted average rate was 6.99%. The Company's unsecured line of credit matures on May 31, 2000. The Company anticipates repaying such line of credit borrowings at some time in the future prior to its current maturity with proceeds from public offerings or private placements of long-term unsecured debt or equity. Accordingly, the actual interest expense resulting from the acquisitions of the facilities may vary.

No pro forma general and administrative costs are included because: (1) such amounts are expected to be immaterial, and (2) the Company does not expect to add additional staff as a result of the transactions described in Note 1 above.

NOTE 4: The preparation of financial statements requires management to make estimates and assumptions that affect the revenues and expenses during the reporting period. Actual results could differ from those estimates.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       NATIONWIDE HEALTH PROPERTIES, INC.


Date: August 18, 1997                  By:  /s/ MARK L. DESMOND
                                          -------------------------------
                                       Name:  Mark L. Desmond
                                       Title: Senior Vice President and
                                              Chief Financial Officer